EXHIBIT 10.13


FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT                         GBFC, INC.


                                                    Effective: July 15, 1997


         THIS FIRST AMENDMENT is made to the May 30, 1997 Loan and Security Agreement, as amended (the "Loan Agreement") between

         GBFC, Inc., a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts, as Administrative Agent for the ratable benefit of the "Lenders" and as a "Lender;

         Fleet National Bank, a national banking association with offices at One Federal Street, Boston, Massachusetts, as Co-Agent for the ratable benefit of the Lenders and as a "Lender;

                  and

     JBI, Inc. a Massachusetts corporation with its principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02012, as "Lead Borrower" and as agent for the "Borrowers", being the following:

                           JBI, Inc.;

     MorseShoe, Inc. (a Delaware corporation with its principal executive offices at 555 Turnpike Street, Canton, Massachusetts, 02012); and

     JBI Holding Company, Inc. (a Delaware corporation with its principal executive offices at 900 Market Street, Wilmington, DE, 19801),

          in consideration of the mutual covenants contained herein and benefits to be derived herefrom,


                             WITNESSETH:

         Article 3 (Definition of "Acceptable Host Store") is amended to read as follows:


   "Acceptable Host Store":   (a)  A Key Host Store which has executed a Host
                              Store Consent.
                              (b) Until July 31, 1997, any Host Store which is not a Key Host Store.
                              (c) After July 31, 1997, any Host Store which has executed a Host Store Consent.

         Each Borrower hereby represents that, at the execution of the within Agreement, no Suspension Event has occurred.

         Except as amended hereby, all terms and provisions of the Loan Agreement shall remain in full force and effect as executed.

                                                            THE LEAD BORROWER
                                                            JBI, INC.


                                         By /s/ Philip Rosenberg

                                         Print Name: Philip Rosenberg

                                         Title:Executive Vice President

THE BORROWERS
JBI, INC.                                MORSE SHOE, INC.

By /s/Philip Rosenberg                   By /s/ Philip Rosenberg

Print Name: Philip Rosenberg             Print Name: Philip Rosenberg

Title: Executive Vice President          Title:Executive Vice President

JBI HOLDING COMPANY, INC.

By /s/Philip Rosenberg

Print Name:Philip Rosenberg

Title: Executive Vice President




                                         THE AGENTS AND LENDERS

GBFC, INC.                               FLEET NATIONAL BANK

By /s/ Robert D'Angelis                  By /s/John C. McDonough

Print Name: Robert D'Angelis             Print Name: John C. McDonough

Title:Senior Vice President              Title: Vice President